UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 20, 2020 (March 17, 2020)

Bank First Corporation

(Exact name of registrant as specified in its charter)

Wisconsin	001-38676	39-1435359
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

402 North 8th Street, Manitowoc, WI	54220
(Address of principal executive offices	(Zip Code)

Registrant’s telephone number, including area code (920) 652-3100

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BFC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for company with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 17, 2020, the Compensation and Retirement Committee of Bank First Corporation (the “Company”) issued deferred compensation in the form of Company stock to several of the Company’s directors and executive officers, pursuant to the Bank First National Amended and Restated Nonqualified Deferred Compensation Plan (the “Plan”). The Plan was adopted on September 15, 2009 to provide deferred compensation benefits to certain employees or independent contractors of Bank First, N.A. (then known as Bank First National), the Company’s wholly-owned banking subsidiary. Effective March 1, 2017, the Plan was amended to provide that all payments under the Plan would be made in common stock of the Company. On February 22, 2019, the Company took action to terminate and liquidate the Plan, with the termination effective March 1, 2019, and the liquidation to occur on or after March 2, 2020.

Mr. Michael G. Ansay, Chairman of the Board of the Company, received 1,406 shares of stock; Mr. Donald R. Brisch, director, received 17,626 shares of stock; Mr. Michael P. Dempsey, executive officer and President of Bank First, N.A., received 11,086 shares of stock; Mr. Robert D. Gregorski, director, received 10,739 shares of stock; Mr. Michael B. Molepske, CEO, received 2,950 shares of stock; Ms. Katherine M. Reynolds, director, received 36,071 shares of stock; Mr. David R. Sachse, director, received 13,324 shares of stock; and Peter J. Van Sistine, director, received 301 shares of stock. The stock is unrestricted and fully vested.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit
Number	Description of Exhibit

99.1	Bank First National Amended and Restated Nonqualified Deferred Compensation Plan (filed as Exhibit 10.2 to the Company’s Registration Statement on Form 10-12B (File No. 001-38676) filed with the SEC on September 24, 2018 and incorporated herein by reference.

99.2	Amendment to Bank First National Amended and Restated Nonqualified Deferred Compensation Plan (filed as Exhibit 10.4 to the Company’s Annual Report on Form 10-K (File No. 001-38676) filed with the SEC on March 26, 2019 and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK FIRST CORPORATION

Date: March 20, 2020	By:	/s/ Kevin M. LeMahieu
Kevin M. LeMahieu
Chief Financial Officer